Exhibit 10.9

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST FINANCIAL SERVICES
231 CAR SALES
247 AUTO SALES
31 W AUTO BROKERS INC
4 A AUTO SALES
4042 MOTORS LLC
5 POINTS AUTO MASTERS
60 WEST AUTO SALES LLC
72 WEST MOTORS LLC
81 MOTORS
A & M MOTOR COMPANY INC
A.R.J.’S AUTO SALES, INC
AAA AUTOMOTIVE LLC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABC AUTOTRADER LLC
ACCURATE MOTORCARS, INC
ACTION AUTO SALES INC
ACTION DIRECT USA
ACTION GM
ACTIVE DUTY AUTO, INC.
ACURA OF ORANGE PARK
ADAMSON FORD LLC
ADRIAN DODGE CHRYSLER JEEP
ADVANCED AUTO BROKERS, INC.
ADVANCED AUTO SALES LLC
ADVANTAGE CHRYSLER PLYM DODGE
ADVANTAGE FORD OF STUART, INC
ADVANTAGE USED CARS
AFFINITY AUTOMOTIVE REPAIRS &
AFFORDABLE AUTOS
AFFORDABLE MOTORS
AFFORDABLE RENTAL SALES
AFFORDABLE USED CARS & TRUCKS
AIR CITY MOTORS
AIRPORT CHRYSLER DODGE JEEP
AJ’S AUTO
AL HENDRICKSON TOYOTA
ALAN JAY TOYOTA
ALFA MOTORS
ALL ABOUT AUTO’S INC
ALL AMERICAN AUTO MART
ALL CREDIT CAR SALES LLC
ALL PRO AUTO GROUP, LLC
ALL SEASONS AUTO SALES
ALL STAR DODGE CHRYSLER JEEP
ALL STAR MOTORS INC
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALTECH CARS LTD
ALTERNATIVES
AMBAR MOTORS, INC.

DEALER NAME
AMERICAN PUBLIC AUTO AUCTION
AMERIFIRST AUTO CENTER, INC.
AMG COLLECTION, INC.
AMS CARS
ANDERSON AUTOMOTIVE GROUP INC
ANDY CHEVROLET COMPANY
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR NISSAN, INC.
ANDY MOHR TOYOTA
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTWERPEN CHRYSLER JEEP
ANTWERPEN NISSAN, INC.
ANY CREDIT AUTO SALES LLC
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARB WHOLESALE CARS INC
ARC AUTO LLC
ARCADIA CHEVROLET
ARCH ABRAHAM NISSAN LTD
ARES FINANCIAL SERVICES LLC
ARLINGTON TOYOTA INC.
ASHEBORO NISSAN, INC
ASHLEY RIDGE AUTO LLC
ASTRO LINCOLN MERCURY, INC.
ATCHINSON FORD SALES
ATHENS AUTO SALES
ATL AUTOS .COM
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS
ATLANTA LUXURY MOTORS INC
ATLANTA SPORTS & IMPORTS
ATLANTIC COAST AUTOS
ATLANTIS RENT A CAR AND
AUCTION DIRECT AUTO WHOLESALE
AUCTION DIRECT USA
AUTO ADVANTAGE AUTO SALES LLC
AUTO AMERICA
AUTO BANK, INC.
AUTO BRITE AUTO SALES
AUTO CITY
AUTO CLUB OF MIAMI
AUTO COUNTRY LLC
AUTO DEPOT LLC
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO EXPECTATIONS LLC
AUTO HAUS
AUTO HOUSE OF SALISBURY INC
AUTO LINE, INC.
AUTO MARKET, INC.

DEALER NAME
AUTO MART, INC.
AUTO MAX
AUTO PARK CORPORATION
AUTO PLAZA
AUTO PLAZA FORD
AUTO PLAZA USA
AUTO PLEX OF ST LOUIS
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES
AUTO PROFESSIONAL CAR SALES
AUTO RANCH INC
AUTO RITE, INC
AUTO SEARCH ONE INC
AUTO SELECT
AUTO SPORT, INC.
AUTO SPOT ORLANDO
AUTO TECH LLC
AUTO TECH SERVICE CENTER
AUTO WISE AUTO SALES
AUTO WISE OF SHELBYVILLE
AUTO WORLD
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOMAX
AUTOMAX AUTO SALES INC
AUTOMOTIVE ALTERNATIVE, LLC
AUTOMOTIVE CONNECTION
AUTOPLEX IMPORT
AUTOPLEX, LLC
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS DIRECT INC
AUTOVILLE, USA
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWISE LLC
AUTOWORLD USA
AVIN ENTERPRISES, INC,
AXELROD PONTIAC
B & B TRUCK CORRAL
B & W MOTORS
BACHMAN AUTO GROUP, INC.
BAKARS INC
BALDWIN AUTOMOTIVE LLC
BALLAS BUICK GMC
BALTIMORE WASHINGTON AUTO
BANK AUTO SALES
BARBERSHOP IMPORTS
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARRETT & SONS USED CARS
BARTOW FORD COMPANY
BARTS CAR STORE INC

DEALER NAME
BASELINE AUTO SALES, INC.
BASIC AUTO SALES
BAY PINES AUTO SALES
BEASLEY-CROSS PRE OWNED INC
BECK CHRYSLER, PONTIAC, DODGE,
BEDFORD AUTO WHOLESALE
BEDFORD FORD LINCOLN MERCURY
BEDFORD NISSAN INC
BELL’S AUTO SALES
BEN DAVIS CHEVROLET OLDSMOBILE
BEN MYNATT NISSAN
BEREA AUTO MALL
BERGER CHEVROLET
BERMANS AUTOMOTIVE, INC.
BESSEMER AL AUTOMOTIVE LLC
BEST AUTO INC
BEST BUY AUTO SALES INC
BEST BUY AUTOS OF GULF BREEZE
BEST BUY MOTORS
BEST DEAL AUTO SALES
BEST DEAL AUTO SALES INC
BEST DEALS ON WHEELS AUTO
BICKEL BROTHERS AUTO SALES INC
BIG A’S AUTO SALES
BIG BLUE AUTOS, LLC
BIG BOYS TOYS FLORIDA LLC
BIG JOHNS CARZ AN TRUCKS
BIG O DODGE OF GREENVILLE, INC
BIGELOW AUTO CENTER
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BRYAN CHRYSLER DODGE JEEP
BILL BUCK CHEVROLET, INC
BILL ESTES CHEVROLET
BILL MARINE FORD INC
BILL ROBERTS THUNDER ROAD
BILL THOMPSON’S AUTO AGENCY LL
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING,LTD
BILLY RAY TAYLOR AUTO SALES
BILTMORE MOTOR CORP.
BIRMINGHAM WHOLESALE AUTO LLC
BLACKWELL MOTORS INC
BLOOMINGTON AUTO CENTER
BLOSSOM CHEVROLET, INC.
BLUE BOOK CARS
BLUE PARROT AUTO SALES LLC
BOB BELL CHEV NISSAN, INC.
BOB BELL FORD
BOB CALDWELL DODGE COUNTRY INC
BOB DANCE HYUNDAI
BOB DANCE KIA
BOB DANIELS BUICK
BOB KING MITSUBISHI

DEALER NAME
BOB MAXEY LINCOLN-MERCURY
BOB MONTGOMERY CHEVROLET, INC.
BOB PFORTE MOTORS
BOB ROHRMAN’S INDY SUZUKI
BOB STEELE CHEVROLET INC.
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BOBBY WOOD CHEVROLET
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC
BOWDEN MOTORS INC
BOYD’S AUTO SALES
BRADENTON AUTO DIRECT
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMLETT PONTIAC INC
BRANDON HONDA
BRANDON MITSUBISHI
BRANDT AUTO BROKERS
BRANIS MOTORS, INC
BRANNON HONDA
BRECKENRIDGE MOTORS EAST LLC
BREMEN MOTORS
BROADWAY AUTO SALES & SERVICE
BRONDES FORD, INC
BROTHER’S AUTO SALES
BRYANT USED CARS
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE FORD MERCURY, INC.
BUCKEYE NISSAN, INC.
BUDDY STASNEY’S BUICK PONTIAC
BUDS AUTO SALES
BUGS TOY STORE
BURCHETT FORD LINCOLN MERCURY
BURNS CHEVROLET, INC
BUSH AUTO PLACE
BUTLER MOTOR CO. INC
BUY HERE AUTOS
BUY RIGHT AUTO SALES INC
BUY RIGHT AUTOS INC
BUY RITE MOTORS LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS DELAWARE
C & C MOTORS
C & F IMPORTS INC
C.W. MOTORS INC
CADILLAC SAAB OF ORANGE PARK
CALDERONE CAR AND TRUCK
CALVARY CARS & SERVICE, INC
CAMPBELL MOTORS, INC.
CAPEHARTS WHOLESALE
CAPITAL AUTO BROKERS

DEALER NAME
CAPITAL AUTOMOTIVE SALES
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITOL AUTO
CAR CENTRAL
CAR COLLECTION INC
CAR COLLECTION OF TAMPA INC.
CAR COLLECTION, INC.
CAR CONNECTION
CAR CREDIT INC
CAR DEALZ
CAR FINDERS, LLC
CAR MARKET LLC
CAR ONLINE LLC
CAR SOURCE, LLC.
CAR STAR
CAR STORE
CAR TOWN KIA USA
CAR VENUE LLC
CAR ZONE
CAREY PAUL HONDA
CARL GREGORY CHRYSLER-DODGE-
CARMART LLC
CARMASTERS OF ARLINGTON
CARMEAN AUTO GROUP LLC
CAROLINA AUTO EXCHANGE
CAROLINA HYUNDAI OF FORT MILL
CAROLINA MOTORCARS
CAROLINA NISSAN INC.
CARPORT SALES & LEASING, INC.
CARRIAGE KIA
CARRIAGE MITSUBISHI
CARRIAGE NISSAN
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS & TRUCKS
CARS 4 U
CARS AND CARS, INC.
CARS OF SARASOTA LLC
CARS TO GO AUTO SALES AND
CARSMART
CARSMART, INC.
CARTER & ANDERSON MOTORSPORTS
CARZ, INC.
CASCADE AUTO GROUP, LTD
CASH AUTO SALES LLC
CASTLE USED CARS
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CAVIAR DREAMS LLC
CBS QUALITY CARS, INC.
CENTERVILLE AUTO MART
CENTRAL 1 AUTO BROKERS
CENTRAL PONTIAC INC.

DEALER NAME
CENTRAL RALEIGH AUTO SALES
CENTURY BUICK
CENTURY SALES INC
CHAMPION AUTO FINANCE
CHAMPION BUICK GMC INC
CHAMPION CHEVROLET INC
CHAMPION CHRYSLER JEEP DODGE
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHARLES BARKER PREOWNED OUTLET
CHESTATEE FORD INC
CHEVROLET BUICK OF QUINCY INC.
CHRIS LEITH CHEVROLET
CHRIS LEITH DODGE
CHRIS MYERS PONTIAC, GMC, INC
CHRIS SPEARS PRESTIGE AUTO
CHRYSLER JEEP OF DAYTON
CHUCK CLANCY DODGE CHRYSLER
CHUCK REYNOLDS CAR COMPANY INC
CINCINNATI USED AUTO SALES
CINCY IMPORTS
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO BROKERS
CITY AUTO SALES
CITY CHEVROLET
CITY HYUNDAI
CITY KIA
CITY MITSUBISHI
CITY TO CITY AUTO SALES, LLC
CITY VIEW AUTO SALES
CJ’S AUTO STORE
CLASSIC BUICK OLDSMOBILE
CLASSIC CHEVROLET BMW
CLASSIC FORD
CLASSIC FORD LINCOLN MERCURY
CLASSIC MAZDA
CLASSIC NISSAN OF
CLASSIC TOYOTA
CLASSY CYCLES
CLEARWATER CARS INC
CLEARWATER TOYOTA
CLINTON FAMILY FORD
CLOVERHILL MOTORS
COAST TO COAST AUTO SALES
COASTAL AUTO GROUP INC. DBA
COASTAL AUTOMOTIVE INC
COASTAL CHEVROLET, INC.
COCONUT CREEK HYUNDAI
COGGIN HONDA
COGGIN NISSAN AT THE AVENUES
COLONIAL KIA
COLONIAL PONTIAC
COLUMBUS AUTO RESALE, INC
COMBS AUTO SALES

DEALER NAME
COMPASS AUTO DEALER LLC
CONEXION AUTO SALES
CONWAY HEATON INC
COPPUS MOTORS - CHRYSLER,JEEP
CORAL PALM AUTO SALES
CORAL SPRINGS OLDSMOBILE, INC
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET OF
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN LONDON AUTO INC
COUNTRY HILL MOTORS INC
COUNTRYSIDE FORD OF CLEARWATER
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COURTESY NISSAN
COX AUTO SALES, LLC
COX CHEVROLET INC
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT AUTO SALES INC
CREDIT CARS SALES
CREDIT UNION REMARKETING
CRESCENT FORD, INC
CRESTMONT CADILLAC
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET, OLDSMOBILE-
CROSS AUTOMOTIVE
CROSSROADS AUTO SALES INC
CROSSWALK AUTO
CROWN AUTO DEALERSHIPS INC.
CROWN CHRYSLER JEEP, INC.
CROWN HONDA
CROWN KIA
CROWN NISSAN
CRUISER AUTO SALES
CSA IMPORTS LLC DBA COGGIN
CURRIE MOTORS DRIVERS EDGE
CURRY HONDA
D & D MOTORS, INC.
DAN CUMMINS CHV BUICK PONTIAC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAVE GILL PONTIAC GMC
DAVE SINCLAIR LINCOLN
DAVID SMITH AUTOLAND, INC.

DEALER NAME
DAVID’S CARS
DAYS AUTO SALES INC
DAY’S AUTO SALES, LLC
DAY’S CHEVROLET
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DAYTONA DODGE
DEACON JONES AUTO PARK
DEALS ON WHEELS
DEALS ON WHEELS AUTO MART
DEALS ON WHEELS, INC.
DEALZ AUTO TRADE
DEAN SELLERS, INC.
DECENT RIDE.COM
DEECO’S AUTO SALES INC
DEER FORD
DEGEAR & ASSOC INC
DELRAY IMPORTS, INC
DENNIS AUTO POINT
DETROIT II AUTO FINANCE
DETROIT II AUTOMOBILES, INC
DEWEY BARBER CHEVROLET
DIANE SAUER CHEVROLET, INC.
DICK MASHETER FORD, INC.
DICK SCOTT NISSAN, INC.
DICK SMITH MUTSUBISHI
DIMMITT CHEVROLET
DIRECT AUTO BROKERS INC
DIRECT AUTO EXCHANGE, LLC
DIRECT SALES & LEASING
DISCOUNT AUTO BROKERS
DISCOUNT AUTO SALES
DISCOVERY AUTO SALES
DIVINE AUTO SALES
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DNH AUTO
DOJ AUTO DEALERSHIP
DOLLARS PLUS CAR II
DOMESTIC ACQUISITIONS
DON BROWN CHEVROLET, INC.
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON JACKSON IMPORTS CARS INC
DON JENKINS CAROLINA FORD
DON MOORE CHEVROLET CADILLAC
DON REID FORD INC.
DON SEELYE DAEWOO
DON SITTS AUTO SALES INC
DONS AUTOMOTIVE GROUP LLC
DORAL CARS OUTLET
DORAL LINCOLN MERCURY LLC
DOTSON BROS CHRYS DODGE PLYM
DOWN HOME MOTORS LLC

DEALER NAME
DOWNEY & WALLACE AUTO SALES
DOWNTOWN FORD LINCOLN
DOWNTOWN MOTORS
DRAKE MOTOR COMPANY
DREAMS AUTO SALES
DRIVE NOW AUTO SALES
DRIVE SOURCE
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUBLIN CADILLAC NISSAN GMC
DUGAN CHEVROLET PONTIAC
DUKE IMPORTS, INC.
DUNN CHEVROLET OLDS INC.
DUVAL ACURA
DUVAL MAZDA AT THE AVENUES
E & R AUTO SALES INC
E AUTOMOTIVE INTERNATIONAL LLC
EAGLE AUTO STORE INC
EAGLE ONE AUTO SALES
EARL TINDOL FORD, INC.
EAST ANDERSON AUTO SALES
EAST CHARLOTTE NISSAN
EAST COAST SPORTS AND IMPORTS
ECONOMIC AUTO SALES INC
ECONOMY RENT A CAR & SALES INC
ED NAPLETON OAK LAWN IMPORTS
ED SCHMID FORD INC
ED SCHMIDT AUTOMOTIVE GROUP
ED TILLMAN AUTO SALES
ED TOMKO CHRYSLER JEEP DODGE
ED VOYLES HONDA
ED VOYLES HYUNDAI
EDDIE AUTO BROKERS
EDDIE CRAIGS EXPRESS
EDGE MOTORS
EDMORSE HONDA
EDWARDS CHEVROLET CO
EJ’S AUTO WORLD, INC.
EJ’S QUALITY AUTO SALES, INC.
ELAM’S AUTO SALES
ELITE AUTO GROUP
ELITE AUTO SERVICES LLC
ELITE CAR CONNECTION INC
ELITE CAR OUTLET INC
ELITE CAR SALES WEST INC
ELITE JEEPS INC
ELITE MOTORCARS
ELITE MOTORS INC
ELYRIA FORD
EMPIRE AUTOMOTIVE GROUP
ENCORE MOTORCARS OF SARASOTA
ENGLISH CARRIAGE

DEALER NAME
ENON AUTO SALES
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING CO. OF ORL.
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
EQUALITY AUTO BROKERS INC
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
EVEREST AUTOMOTIVE GROUP, INC
EVERYDAY AUTO SALES
EVOLUTION AUTO SALES LLC
EXCLUSIVE CARZ AND AUTO
EXCLUSIVE MOTORCARS LLC
EXECUTIVE AUTO SALES
EXPRESS AUTO SALES
EXTREME AUTO LLC
EXTREME DODGE DODGE TRUCK
EXTREME IMPORTS
EZ AUTO & TRUCK PLAZA II INC
FACTORY DIRECT AUTO
FAIRLANE FORD SALES, INC.
FAIRWAY FORD
FALLS CAR COLLECTION
FAMILY SALES LLC
FANELLIS AUTO
FANNIN LINC, MERC, TOY,
FANTASY AUTOMOTIVES
FARM & RANCH AUTO SALES INC.
FBC AUTOMOTIVE LTD
FENWICK MOTORS
FERMAN CHEVROLET
FIAT OF SOUTH ATLANTA
FIERGE BROS AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTO
FIRST CHOICE AUTOMOTIVE INC
FIRST STOP AUTO SALES
FITZGERALD MOTORS, INC.
FIVE STAR CAR SALES, INC.
FIVE STAR CHEVROLET CADILLAC
FLAMMER FORD OF SPRINGHILL
FLEET STREET REMARKETING
FLORENCE AUTO MART INC
FLORIDA AUTO CONNECTION LLC
FLORIDA AUTO EXCHANGE
FLORIDA CARS OF TAMPA BAY INC
FLORIDA GULF COAST, LLC
FLORIDA SELECT PREOWNED
FLOW HONDA

DEALER NAME
FLOWERS AUTOMOTIVE LLC
FLOWERS HONDA
FOLGER AUTOMOTIVE, LLC
FORD MIDWAY MALL, INC.
FORD OF MURFREESBORO
FOREIGN CARS ITALIA OF
FORT MYERS TOYOTA INC.
FORT WAYNE CREDIT CONNECTION I
FORT WAYNE NISSAN INFINITI
FORT WAYNE TOYOTA/LEXUS OF
FOUNTAIN AUTO MALL
FOX AUTO SALES
FRANK LETA AUTOMOTIVE OUTLET
FRANK MYERS AUTO SALES, INC
FRANKIES AUTO SALES
FRANKLIN FAMILY CHEVY BUICK GM
FREEDOM DODGE CHRYSLER JEEP
FREEDOM FORD, INC.
FRIDAY’S AUTO SALES, INC.
FRIENDLY FINANCE AUTO SALES
FRIENDLY KIA & ISUZU
FRITZ ASSOCIATES
FRONTLINE AUTO SALES
FUCCILLO KIA OF CAPE CORAL
FULTONDALE AUTO SALES
FUTURE AUTOMOTIVE LLC
G & M MOTORS
GAINESVILLE DODGE
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY EAST, INC
GANLEY LINCOLN MERCURY
GANLEY, INC
GARLAND NISSAN LLC
GARY MATHEWS CHRYSLER DODGE
GARY YEOMANS FORD
GASTONIA NISSAN, INC
GATES CHEV PONT GMC BUICK
GATES NISSAN, LLC
GATEWAY MOTORS OF TAMPA
GATOR CHRYSLER-PLYMOUTH, INC.
GATORLAND KIA
GENE GORMAN & ASSOC. INC. DBA
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGES ENTERPRISES, INC.
GEORGIA AUTO BROKERS
GEORGIA MOTORS
GERMAIN FORD
GERMAIN HONDA
GERMAIN OF SARASOTA
GERMAIN TOYOTA

DEALER NAME
GERRY WOOD HONDA
GETTEL NISSAN INC
GLADDING CHEVROLET, INC.
GLENBROOK DODGE, INC.
GLOBAL WHOLESALE MOTOR CO, INC
GOLDEN OLDIES
GOOD MOTOR COMPANY
GOOD MOTOR COMPANY LLC
GOOD SAM MOTORS INC
GOODMAN CHEV OLDS CAD NISSAN
GORDON CHEVROLET, INC.
GRANT MOTORS CORP.
GREAT BRIDGE AUTO SALES
GREAT INVESTMENT MOTORS
GREAT LAKES CHEVROLET BUICK
GREAT LAKES HYUNDAI, INC.
GREEN FORD, INC
GREENBRIER DODGE OF CHES, INC.
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREEN’S TOYOTA
GREENWAY FORD, INC
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GRIFFIN MOTOR CO, INC
GROGANS TOWNE CHRYSLER
GROTE AUTOMOTIVE INC
GROUPCAR LLC
GROVER & SONS MOTOR SALES LLC
GSA AUTO SALES
GTR MOTORS
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GUS MACHADO FORD, INC.
GWINNETT PLACE NISSAN
GWINNETT SUZUKI
H & H AUTO SALES
H E MCGONIGAL INC
HAASZ AUTO MALL, LLC
HAIMS MOTORS INC
HALEY FORD
HALEY TOYOTA OF RICHMOND
HALLEEN KIA
HALO AUTOSPORTS
HAPPY AUTO MART
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC
HARDY CHEVROLET
HAROLD CHEVROLET BUICK, INC.
HARPER AUTO SALE, LLC
HATCHER’S AUTO SALES
HAWK FORD OF OAK LAWN
HAWKINSON NISSAN LLC

DEALER NAME
HAWLEY MOTOR SALES, INC
HAYDOCY PONTIAC-GMC TRUCK INC
HEATH MOTORSPORTS
HEATHS TOYS AUTO SALES
HEBRON AUTO SALES
HELLER CAR COMPANY, INC
HENDRICK CHRYSLER JEEP
HENDRICK HONDA
HENDRICK HONDA
HENNESSY MAZDA PONTIAC
HENNESSY MAZDA PONTIAC GMC
HERB ADCOX CHEVROLET COMPANY
HERITAGE CADILLAC-OLDS, INC.
HIBDON MOTOR SALES
HICKS MOTORS LLC
HIDY MOTORS INC/DBA HIDY HONDA
HIESTER PREOWNED CLEARANCE CTR
HIGHLINE IMPORTS, INC.
HILL NISSAN INC
HILLMAN MOTORS, INC.
HILTON HEAD MITSUBISHI
HOGSTEN AUTO WHOLESALE
HOLLYWOOD IMPORTS
HOLLYWOOD MOTOR CO #3
HOMETOWN AUTO MART, INC
HOMETOWN AUTO, INC.
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA EAST
HONDA OF FORT MYERS
HONDA OF FRONTONAC
HONDA OF GAINESVILLE
HONDA OF MENTOR
HONDA OF OCALA
HONDA OF THE AVENUES
HONDA OF TIFFANY SPRINGS
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER JEEP OF SAVANN
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HT MOTORS INC
HUBER AUTOMOTIVE
HUBERT VESTER TOYOTA SCION
HUBLER AUTO CENTER, INC.
HUBLER MAZDA SOUTH
HUBLER NISSAN, INC.
HWY 150 BUYERS WAY, INC.
HYUNDAI OF BRADENTON
HYUNDAI OF LOUISVILLE
I 95 TOYOTA & SCION
IDEAL USED CARS INC
IGNITE AUTOMOTIVE
IMAGINE CARS
IMMACULATE AUTO

DEALER NAME
IMPORT MOTORSPORT, INC
IMPORT’S LTD
INDIANAPOLIS CAR EXCHANGE
INDY MOTOR MARKET
INDY’S UNLIMITED MOTORS
INFINITI OF BEDFORD
INFINITI OF COLUMBUS, LLC
INTEGRITY AUTO SALES, INC.
INTERNATIONAL AUTO SALES
INTERNATIONAL AUTO WHOLESALERS
INTERSTATE AUTO SALES
INTERSTATE MOTORS INC
IVAN LEONARD CHEVROLET
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC.
J & W AUTO
J. FRANLKIN AUTO SALES INC
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACKIE MURPHY’S USED CARS
JACK’S USED CARS
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY MAZDA WEST
JAKE SWEENEY SMARTMART INC
JAKMAX
JARRARD PRE-OWNED VEHICLES
JARRETT FORD HAINES CITY
JARRETT FORD OF PLANT CITY
JASON HATFIELD AUTOMOTIVE
JASON ROSS AUTO SALES LLC
JAY HONDA
JAY PONIIAC BUICK
JAY’S USED CARS, LLC.
JAZ AUTOMOTIVE G LLC
JAZCARS, INC.
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JCN INC AUTO SALES
JEFF MORRIS AUTO BROKERS LLC
JEFF SCHMITT AUTO GROUP
JEFF WYLEF CHEVROLET OF
JEFF WYLER ALEXANDRIA, INC.115
JEFF WYLER CHEVROLET, INC
JEFF WYLER SPRINGFIELD, INC
JEFFERSON CHEVROLET CO.
JEFFREYS AUTO EXCHANGE
JEFF’S AUTO WHOLESALE
JENKINS ACURA
JENKINS CHRYSLER DODGE JEEP
JENKINS HYUNDAI
JENKINS MAZDA
JENKINS NISSAN, INC.
JENKINS PRE-OWNED AUTO SALES

DEALER NAME
JEREMY FRANKLINS SUZUKI OF KAN
JERRY BIGGERS CHEVROLET INC
JERRY ULM DODGE INC.
JERRY WILSON’S MOTOR CARS
JERRYS CHEVROLET
JIM BISHOP TOYOTA
JIM BURKE NISSAN
JIM KIRBY AUTOMOTIVE
JIM PREUITT FORD INC
JIM SKINNER FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JKB AUTO SALES
JOE FIRMENT CHEVROLET
JOEY D’S AUTO OUTLET
JOHN BLEAKLEY FORD
JOHN CARPENTER FORD INC
JOHN FINGER MAZDA
JOHN HIESTER CHEVROLET
JOHN HIESTER CHRYSLER DODGE
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN M. LANCE FORD LLC
JOHNSON AUTOPLEX
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JR’S CAR
JULIANS AUTO SHOWCASE, INC.
JUST DRIVE OF VIRGINIA
JUST-IN-TIME AUTO SALES INC
JW AUTO & TRUCK SALES, INC.
K & B FINANCIAL SERVICES INC
K & M SUZUKI
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAISER PONTIAC BUICK GMC
KAR AUTO SALES LLC
KAR SMART
KARL FLAMMER FORD
KARLEES AUTO INC
KASPER CHRYSLER DODGE JEEP
KEFFER HYUNDAI
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI
KEITH HAWTHORNE HYUNDAI, LLC
KEITH PIERSON TOYOTA
KELLY CADILLAC SAAB HUMMER GMC
KEN GANLEY NISSAN INC
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS

DEALER NAME
KERRY NISSAN, INC.
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA COUNTRY OF SAVANNAH
KIA MALL OF GEORGIA
KIA OF BEFORD
KIA OF CONYERS
KING SUZUKI OF HICORY LLC
KINGDOM MOTOR CARS
KING’S COLONIAL FORD
KINGS FORD, INC
KINGS HONDA
KING’S NISSAN
KINGS OF QUALITY AUTO SALES
KISSELBACK FORD
KNE MOTORS, INC.
KNH WHOLESALE
KO MOTORS
KOE-MAK CORP
KR MOTORS LLC
KUHN HONDA VOLKSWAGON
L & M MOTORS, LLC
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE KEOWEE CHRYSLER DODGE LLC
LAKE NISSAN SALES, INC.
LAKE NORMAN HYUNDAI
LAKE PLACID MOTOR CAR, INC
LAKELAND CHRYSLER PLYMOUTH, INC
LAKESIDE AUTO SALES, INC.
LAKEWOOD AUTOSALES INC
LALLY ORANGE BUICK PONTIAC GMC
LANCASTER AUTOMOTIVE
LANCASTER MOTOR CO.
LANDERS MCLARTY CHEVROLET
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANGDALE HONDA KIA OF
LANIGAN’S AUTO SALES
LARRY JAY IMPORTS, INC
LARRY’S USED CARS
LEBANON FORD LINCOLN
LEE A. FOLGERS, INC.
LEE KIA
LEE’S AUTO SALES, INC
LEES SUMMIT DODGE CHRYSLER JEE
LEGACY TOYOTA
LEGRANGE TOYOTA INC
LENDER SERVICES INC
LEON MARTIN MOTOR COMPANY
LEXUS OF ORANGE PARK
LIBERTY AUTO OUTLET INC

DEALER NAME
LIBERTY FORD LINCOLN MERC INC
LIBERTY FORD SOUTHWEST, INC
LIBERTY PONTIAC GMC TRUCK, INC
LIBRA AUTO
LIGHTHOUSE AUTO SALES
LIGHTHOUSE TOYOTA
LIGHTNING MOTORS LLC
LIMA AUTO MALL, INC.
LIMBAUGH TOYOTA, INC.
LINDSAY ACURA
LIPTON TOYOTA
LITTLE RIVER TRADING CO OF
LMN AUTO INC
LOCKHART HUMMER, INC.
LOGANVILLE FORD
LOKEY MOTOR CO.
LOKEY NISSAN
LOMBARD AUTO EXCHANGE INC
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LONGWOOD KIA MITSUBISHI
LOU BACHRODT CHEVROLET
LOU FUSZ MITSUBISHI ST. PETERS
LOWERY BROS. OVERSTOCK LLC
LOWEST PRICE AUTO BROKERS INC
LOWEST PRICE TRANSPORTATION
LUXURY AUTO SALES LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS AUTO SALES
LUXURY MOTOR SALES LLC
LUXURY MOTORS LLC
LYNN LAYTON CADILLAC NISSAN IN
LYNNHAVEN LINCOLN MERCURY
M & L IMPORTS INC
M & M AUTO GROUP INC
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
MACHADO AUTO SELL LLC
MACKENNEY AUTO SALES
MAD MOTORS LLC
MADISON STREET MOTORS
MAHER CHEVROLET INC
MAIN AUTO SALES
MALCOLM CUNNINGHAM FORD
MALIBU MOTORS
MALL OF GEORGIA FORD
MALPASS AUTO SALES INC
MANNING MOTORS, INC.
MANNIX MOTORS
MARANATHA CAR CO
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARIETTA AUTO MART
MARK BRADLEY AUTO SALES

DEALER NAME
MARK MOTORS, INC.
MARLOZ OF STATESVILLE
MAROONE CHEVROLET
MAROONE CHEVROLET
MAROONE FORD OF MARGATE
MAROONE TOYOTA
MARSHALL FORD
MARSHALL MOTORS OF FLORENCE
MARTENS CLASSIC AUTO
MARTINS USED CARS INC
MAS AUTO GROUP LLC
MASHBURN MOTORS
MASTER CAR INTERNATIONAL, INC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATT CASTRUCCI
MATTAS MOTORS
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS INC.
MAXTON MOTORS OF BENTON HARBOR
MAZDA OF SOUTH CHARLOTTE
MAZDA SAAB OF BEDFORD
MCELVEEN PONTIAC BUICK GMC
MCGEORGE TOYOTA TOYOTA
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY CHEVROLET
MCKENNEY DODGE LLC
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MECHANICSVILLE HONDA
MEDINA AUTO BROKERS
MEEKS AUTO HAUS INC
MENTOR IMPORTS,INC.
MEROLLIS CHEVROLET SALES
METRO HONDA
MICCO MOTORS
MICHAEL’S AUTO
MICRO FINANCE LLC
MID AMERICA AUTO GROUP
MID ATLANTIC AUTO SALES NETWOR
MID RIVERS CHRYSLER JEEP DODGE
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MIDTOWN AUTO LLC
MID-TOWN MOTORS LLC
MIDWEST AUTO GROUP LLC
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIKE BASS FORD
MIKE CASTRUCCI FORD OF ALEX
MIKE ERDMAN TOYOTA

DEALER NAME
MIKE PRUITT HONDA, INC
MIKE REED CHEVROLET INC
MIKE SHAD FORD
MIKE SHAD NISSAN
MIKE THOMAS AUTO SALES
MIKE WILSON CHEVROLET
MIKES TRUCKS AND CARS
MILLENIUM AUTOMOTIVE GROUP
MILTON B PRICE
MINIVAN SOURCE, INC.
MIRACLE CHRYSLER DODGE JEEP
MISSION AUTOMOTIVE, LLC
MODERN CORP
MODERN NISSAN CONCORD LLC
MODERN TOYOTA
MONROE DODGE/CHRYSLER INC.
MONTGOMERY CHEVROLET
MONTGOMERY MOTORS
MONTROSE FORD LINCOLN/MERCURY
MONTROSE TOYOTA
MONTROSE TRI COUNTY KIA
MOORE NISSAN
MOORING AUTOMOTIVE GROUP LLC
MORGAN COUNTY AUTO & FIANCE
MORONI AUTO SALES INC
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTOR WORLD INC
MOTORCARS TOYOTA
MOTORMAX OF GR
MOTORMAXX
MOTORSPORTS AUTO SALES
MOTORSPORTS AUTO SALES INC
MOTORSPORTS UNLIMITED INC
MOTORVATION, LLC
MR CARE AUTO
MULLINAX FORD OF PALM BEACH
MURPHY MOTORS
MURRAY’S USED CARS
MUSSELMAN’S DODGE
N & D AUTO SALES, INC.
NALLEY HONDA
NAPLETON’S HYUNDAI
NAPLETONS NISSAN/NAPLETONS
NAPLETON’S NORTH PALM AUTO PK
NAPLETON’S RIVER OAKS CHRYSLER
NAPLETON’S RIVER OAKS KIA
NARCAR AUTO SALES INC
NASH CHEVROLET COMPANY
NATIONAL AUTO SALES 1 LLC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NAVA MOTORS CORP
NELSON MAZDA RIVERGATE

DEALER NAME
NEW DAWN AUTO MALL
NEW MILLENNIUM AUTO SALES, INC
NEW WAY AUTOMOTIVE
NEWTON’S AUTO SALES, INC.
NEXT GENERATION MOTORS, INC.
NEXT LEVEL AUTO BROKERS LLC
NICE RIDE AUTO WHOLESALE LLC
NICHOLAS DATA
NIMNICHT CHEVROLET
NIMNICHT PONTIAC
NISSAN OF BRANDON
NISSAN OF GALLATIN
NISSAN OF MELBOURNE
NISSAN OF SOUTH HOLLAND
NISSAN OF ST AUGUSTINE
NISSAN SOUTH
NORTH AMERICAN FLEET SALES INC
NORTH ATLANTA AUTO SUPERSTORE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH FLORIDA LINCOLN MERCURY
NORTH HILLS AUTO SALES
NORTH POINT CHRYSLER JEEP
NORTHGATE AUTO SALES
NORTHLAND AUTO SALES
NORTHWOOD AUTO SALES LLC
NOUR AUTO SALES INC
NOURSE CHILLICOTHE
OASIS AUTO SALES INC
OCEAN HONDA
OCEAN MAZDA
O’CONNOR AUTOMOTIVE, INC
O’DANIEL MOTOR SALES, INC.
OLD SOUTH SALES INC.
OLIVER C. JOSEPH, INC.
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONE SOURCE AUTOMOTIVE SOLUTION
ORANGE CITY MOTORS, INC.
ORANGE PARK DODGE
ORANGE PARK MITSUBISHI
ORLANDO AUTOS
OSCAR MOTORS CORPORATION
OXMOOR FORD LINCOLN MERCURY
PALM AUTOMOTIVE GROUP
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM BEACH AUTO GROUP INC
PALM CHEVROLET
PALM CHEVROLET OF GAINESVILLE
PALM KIA
PALMETTO FORD
PALMETTO PREOWNED
PALMETTO WHOLESALE MOTORS

DEALER NAME
PANHANDLE AUTOMOTIVE INC.
PARADIGM MOTORS OF TAMPA
PARADISE COASTAL AUTOMOTIVE IN
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARKS AUTOMOTIVE, INC
PARKWAY FORD, INC.
PARKWAY MITSUBISHI
PARKWAY MOTORS INC
PARKWOOD MOTORS, INC
PATRICK O’BRIEN JR, CHEV. INC.
PATRIOT AUTOMOTIVE SALES &
PATRIOT CHEVROLET
PAUL WALSH NISSAN INC
PAYDAY MOTOR SALES
PAYLESS CAR LLC
PEACHTREE MOTORSPORTS SALES &
PEARSON IMPORTS, INC.
PEDIGO’S HEARTLAND CROSSING
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC
PERFORMANCE CHEVROLET SUBARU
PERFORMANCE GMC OF
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PETERS AUTO SALES, INC.
PETE’S AUTO DETAILING AUTO SAL
PHIL STEINLE CHEVROLET BUICK
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PIEDMONT AUTO SALES NETWORK
PIEMONTES DUNDEE CHEVROLET
PILES CHEV-OLDS-PONT-BUICK
PINEVILLE IMPORTS
PINNACLE AUTO
PIONEER AUTO BROKER
PIRTLE & HOWERTON AUTOMOTIVE
PJ AUTO TRADING INC
PLAINFIELD AUTO SALES, INC.
PLANET AUTO
PLANET FIAT
PLANET MOTORS
PLATINUM AUTO SALES & LEASING
PLATTNER’S
PLAZA PONTIAC BUICK GMC INC
POMPANO HONDA
PORT MOTORS
PORT ORANGE SALES LLC
POTAMKINS PLANET DODGE CHRYSLE
POWER PONTIAC GMC OLDSMOBILE
PRE-AUCTION AUTO SALES INC
PRECISION AUTOMOTIVE CENTER
PREFERRED AUTO

DEALER NAME
PREMIER AUTO BROKERS, INC.
PREMIER AUTO EXCHANGE
PREMIER AUTO SALES LLC
PREMIER DODGE CHRYSLER JEEP
PREMIER MOTORCAR GALLERY
PREMIER ONE MOTOR CARS INC
PREMIERE CHEVROLET, INC.
PREMIUM AUTO BY RENT
PREMIUM AUTO SALES AND SERV
PREMIUM MOTORS LLC
PRESSLEY AUTO SALES LLC
PRESTIGE CARS INC
PRESTIGE MOTORS
PRESTIGE MOTORS OF VIERA
PRESTON AUTO OUTLET
PRESTON HYUNDAI
PRICED RIGHT CARS, INC
PRIME MOTORS INC
PRIME MOTORS, INC.
PRO MOTION CO INC
PROCAR
PROFESSIONAL AUTO SALES
PUGMIRE FORD LLC
QUALITY BANK REPOS
QUALITY CARS
QUALITY IMPORTS
QUALITY IMPORTS, INC
R & B CAR COMPANY
R & N AUTO SALES INC
R.K. CHEVROLET
RANDY WISE CHEVROLET BUICK
RANKL & RIES MOTORCARS, INC
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RED HOAGLAND HYUNDAI, INC.
RED HOLMAN BUICK PONTIAC GMC
RED SHAMROCK LLC
REDMOND AUTOMOTIVE
REDSKIN AUTO SALES INC
REED LALLIER CHEVROLET
REGAL CARS OF FLORIDA INC
REGAL MOTORS, INC.
REGAL PONTIAC, INC.
REGISTER CHEVROLET & OLDS
RELIABLE TRUCK SALES
RELIANCE MOTORCARS LLC
RENOWNED AUTO SALES
REVENEL FORD INC
RICH FORD LINCOLN MERCURY
RICK CASE HYUNDAI

DEALER NAME
RICK CASE MOTORS, INC.
RICK HENDRICK CHEVROLET
RICK HENDRICK DODGE CHRYSLER J
RICK HENDRICK JEEP CHRYSLER
RICK MATTHEWS BUICK PONTIAC
RIDE TIME, INC.
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RIVER CITY AUTO CENTER
RIVER CITY AUTO SALES INC
RIVERBEND FORD
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERS EDGE MOTORS, LLC
RIVERSIDE MOTORS, INC
RIVERTOWN TOWN AUTO SALES INC
ROBINSON AUTOMOTIVE GROUP
ROBKE CHEVROLET COMPANY
ROCK BOTTOM AUTO SALES, INC.
ROCK SOLID AUTOMOTIVE INC
ROCKY’S AUTO SALES, INC.
ROD HATFIELD CHEVROLET, LLC
ROD HATFIELD CHRYSLER DGE JEEP
ROGER DEAN BUICK
ROGER DEAN CHEVROLET
ROGER WILSON MOTORS INC
RON BUTLER MOTORS, LLC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSWELL AUTO IMPORT
ROUEN MOTORWORKS LTD
ROUTE 4 AUTO STORE
ROWE AUTOMOTIVE LLC
ROY O’BRIEN, INC
ROYAL AUTO SALES
ROYAL AUTO SALES
ROYAL AUTO SALES INC
ROYAL MOTORS OF MIDDLEBURY INC
RPM AUTO SALES
RPM AUTO SALES LLC
RT 177 AUTO SALES INC
RUDOLPH’S AUTO GROUP INC
S & S PREOWNED CARS LLC
S S AUTO INC
SABISTON MCCABE AUTO SOLUTIONS
SALTON MOTOR CARS INC
SAM GALLOWAY FORD INC.
SANDERSON AUTO SALES INC
SANSING CHEVROLET, INC
SARASOTA FORD
SATURN OF GREENSBORO
SAULS MOTOR COMPANY, INC.
SAV MOR AUTOS

DEALER NAME
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH MOTORS
SC AUTO SALES
SCARRITT MOTORS INC
SCHAELL MOTORS
SCHUMACHER AUTOMOTIVE
SCHUMACHER MOTOR SALES
SCOGGINS CHEVROLET OLDS BUICK
SCOTT CLARK HONDA
SECOND CHANCE MOTORS
SEELYE WRIGHT KIA OF HOLLAND
SEELYE WRIGHT OF BATTLE CREEK
SELECT AUTO CENTER
SELECT IMPORTS
SELECT MOTORS OF TAMPA INC.
SELECTIVE AUTO & ACCESSORIES
SELECTIVE AUTO SOURCE
SEMINOLE SUBARU INC.
SERPENTI CHEVROLET OF ORVILLE
SERRA AUTOMOTIVE
SERRA CHEVROLET, INC.
SEXTON AUTO SALES, INC
SHAFER PREFERRED MOTORS INC
SHAFFER HYUNDAI INC
SHAMBURG AUTO SALES
SHARPNACK FORD
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHEEHY NISSAN
SHELBYVILLE AUTO SALES LLC
SHERDAN ENTERPRISES LLC
SHERWOOD AUTO & CAMPER SALES
SHORELINE AUTO CENTER INC
SIDDEN AUTOMOTIVE GROUP LLC
SIGN & DRIVE AUTO SALES LLC
SIGNATURE FORD LINCOLN MERCURY
SIGNATURE MOTORS USA LLC
SIMS BUICK PONTIAC, LLC
SINCLAIR DAVE LINCOLN MERCURY
SINQUEFIELD’S CHOICE AUTO
SMITH & CURRIE MOTOR CO
SMITH FIELD AUTO CENTER LLC
SOLAR AUTO SALES INC
SONS HONDA
SOUTH 71 AUTO SALES
SOUTH ATLANTA INVESTMENTS INC
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH COUNTY AUTO CENTER
SOUTH COUNTY AUTO PLAZA
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH OAK DODGE INC
SOUTHEAST JEEP EAGLE
SOUTHERN AUTO BROKERS

DEALER NAME
SOUTHERN AUTOMOTIVE ENTERPRISE
SOUTHERN MOTOR COMPANY
SOUTHERN MOTORS OF SAVANNAH
SOUTHERN SELECT AUTO SALES
SOUTHERN STAR AUTOMOTIVE
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHGATE LINCOLN LLC
SOUTHPORT MOTORS
SOUTHTOWN MOTORS HOOVER
SOUTHTOWNE ISUZU
SOUTHWEST AUTO SALES
SOUTHWEST AUTOMOTIVE LLC
SPACE COAST HONDA
SPARTAN LINCOLN MERCURY
SPARTANBURG CHRYSLER JEEP INC
SPECIALTY MOTORS
SPIRIT CHEVROLET-BUICK INC.
SPIRIT FORD INC
SPITZER AUTOWORLD SHEFFIELD
SPITZER KIA
SPITZER MOTOR CITY
ST LOUIS CARS & CREDIT INC
STAN MCNABB CHRYSLER DODGE
STAN’S CAR SALES
STAR CARS, INC.
STARK AUTO GROUP
STARK AUTO SALES
STARRS CARS AND TRUCKS, INC
STEARNS MOTORS OF NAPLES
STEPHEN A FINN AUTO BROKER
STEVE AUSTINS AUTO GROUP INC
STEVE CALDWELL AUTOMOTIVE LLC
STEVE RAYMAN CHEVROLET, LLC
STEVE SORENSON CHEVROLET INC.
STEWART MOTORS
STINGRAY CHEVROLET
STL AUTO BROKERS
STOKES BROWN TOYOTA SCION
STOKES HODGES PRE-OWNED
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOUT SALES
STRENGTH AUTO SALES
STRICKLAND AUTO SALES, INC.
STROM ALTMAN SUZUKI INC
STYKEMAIN CHEVROLET PONTIAC
SUBARU CONCORD
SUBARU OF DAYTON
SUBARU OF KENNESAW LLC
SUBARU OF PEMBROKE PINES
SUBARU SOUTH BLVD

DEALER NAME
SUBURBAN CHRYSLER JEEP DODGE
SUBURBAN MOTORS INC
SUBURBAN OF W. MICHIGAN
SUFFIELD MOTORS
SULLIVAN BUICK GMC INC
SULLIVAN PONTIAC CADILLAC GMC
SUMMIT PLACE KIA
SUMMIT PRE-OWNED OF RALEIGH
SUMMIT WEST AUTO GROUP LLC
SUN HONDA
SUN TOYOTA
SUNBELT CHRYSLER JEEP DODGE
SUNBELT HONDA
SUNCOAST CHRYSLER PLYMOUTH
SUNCOAST KIA
SUNNY FLORIDA MOTORS, INC.
SUNNYSIDE TOYOTA
SUNRISE MOTORS INC
SUNSET DODGE, INC
SUNSET MOTORS
SUNSHINE AUTO BROKERS INC
SUNSTATE FORD
SUPER AUTO SALES
SUPER AUTO SALES
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR HYUNDAI SOUTH
SUPERIOR MOTORS NORTH
SUPERSTORE BUYHERE PAYHERE LLC
SUPRA ENTERPRISES
SUPREME AUTO INC
SUPREME MOTORS OF NASHVILLE
SUSKIS AUTO SALES
SUTHERLIN NISSAN OF FT. MYERS
SUTHERLIN NISSAN ORLANDO
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SWEENEY CHEVROLET
T & L AUTO SALES
TAG AUTO
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TAMPA BAY AUTO FINANCE
TAMPA HONDALAND
TAMPA MITSUBISHI
TAPPER AUTO SALES
TARGET AUTOMOTIVE
TATE DODGE CHRYSLER JEEP INC
TAYLOR AUTO SALES
TAYLOR AUTO SALES INC.
TAYLOR CADILLAC, INC
TAYLOR MORGAN INC

DEALER NAME
TAYLOR’S AUTO SALES
TDR AUTO PLAZA LLC
TEAM AUTOMOTIVE
TEAM FORD OF MARIETTA
TEAM NISSAN OF MARIETTA
TED CIANOS USED CAR CENTER
TED’S AUTO SALES, INC.
TELEGRAPH CHRYSLER JEEP, INC.
TENNESSEE AUTOPLEX, LLC
TERRY CULLEN CHEVROLET
TERRY LABONTE CHEVROLET
TERRY LEE HONDA
TERRY REID KIA
TERRY’S AUTO SALES, INC.
THE 3445 CAR STORE, INC.
THE AUCTION WAY CO INC
THE AUTO GROUP LLC
THE AUTO LIVERY
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTO STORE
THE CAR AND TRUCK STORE LLC
THE CAR CABANA OF
THE CAR COMPANY SUZUKI
THE CAR CONNECTION, INC.
THE CAR MAN LLC
THE CAR SHACK
THE CAR SHOPPE LLC
THE CAR STORE INC.
THE LUXURY AUTOHAUS INC.
THE PEOPLES CAR COMPANY
THE PRE OWNED TRUCK STORE LLC
THE TOY STORE
THE TRUCK LINK, LLC
THOMAS & SON INC.
THOMAS AUTO MART, INC.
THOMAS CHEVROLET BUICK PONTIAC
THOMAS NIEWIEK AUTO INC
THOMAS OF CAIRO, CHEV, PONT
THOMASVILLE TOYOTA
THOMPSON FORD
THORNTON CHEVROLET, INC
THORNTON ROAD HYUNDAI
THRIFTY CAR SALES
THRIFTY CAR SALES
TIFFIN FORD LINCOLN MERCURY
TILLMAN AUTO LLC
TIM LALLY CHEVROLET, INC
TIM TAYLOR AUTO SALES
TINKER BOYD USED CARS
TNT AUTO SALES INC
TODD WENZEL BUICK PONTIAC GMC
TOM BUSH AUTO PLEX

DEALER NAME
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM WOOD FORD
TOM WOOD TOYOTA, INC.
TOMLINSON MOTOR COMPANY OF
TONY BETTEN & SONS FORD
TONY ON WHEELS, INC.
TOP CHOICE AUTO SALES INC
TOP KNOTCH MOTORS
TOTAL CYCLE CARE INC
TOTH BUICK
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY AUTO SALES, LLC
TOWN & COUNTRY DODGE, INC
TOWN & COUNTRY FORD
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER KIA
TOWNE EAST AUTO
TOYOTA OF ALBANY
TOYOTA OF BEDFORD
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF WINTER HAVEN
TOYOTA SCION NORTH CHARLESTON
TOYOTA SOUTH
TOYOTA WEST/SCION WEST
TOYOTA-LEXUS OF MELBOURNE
TRADEWINDS MOTOR CENTER
TREASURE COAST IMPORTS LLC
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE M AUTO CONSULTANTS
TROPICAL AUTO SALES
TROPICAL AUTO SALES LLC
TROPICAL FORD
TROUTMAN MOTORS, INC.
TROY AUTO GROUP
TROY FORD INC
TRUSSVILLE WHOLESALE AUTOS
TRYON AUTO MALL
TUBBS AUTO SALES LLC
TUTWILER AUTOMOTIVE INC
TWIN CITY CARS INC
TWO RIVERS USED CAR STORE
ULTIMATE IMAGE AUTO, INC
UNION CITY NISSAN
UNIQUE AUTO MART INC
UNIQUE AUTO SALES, LLC
UNIQUE SPORT & IMPORTS INC
UNITED AUTO BROKERS

DEALER NAME
UNIVERSAL CHEVROLET CO
UNIVERSAL FORD SALES, INC.
UNIVERSITY AUTO & TRUCK
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY KIA
UNIVERSITY MOTORS
UNIVERSITY NISSAN
US 1 CHRYSLER DODGE JEEP
US AUTO MART INC
US MOTORS
USA AUTO & LENDING INC
USA MOTORCARS
U-SAVE AUTO RENTAL
USED CAR FACTORY INC
USED CAR SUPERMARKET
V AND E ENTERPRISES
VA CARS INC
VADEN CHEVROLET BUICK PONTIAC
VADEN NISSAN, INC.
VAN DEVERE, INC
VAN PAEMEL SALES
VANGUARD AUTO CENTER INC
VANN YORK NISSAN, INC.
VANN YORK PONTIAC BUICK GMC
VANN YORK TOYOTA, INC
VARIETY MOTORS, INC.
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VETERANS FORD
VIC OSMAN LINCOLN MERCURY, INC
VICTORIA MOTORS, LLC
VICTORY CHEVROLET LLC
VICTORY HONDA OF MONROE
VICTORY NISSAN
VILLAGE AUTO OUTLET INC
VILLAGE AUTOMOTIVE
VILLAGE FORD INC
VILLAGE MOTOR SALES, INC.
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VIP AUTO GROUP, INC.
VIRGINA MOTOR CO.
VOGUE MOTOR CO INC
VOLVO OF CLEARWATER
VW OF ORANGE PARK
W.P.B. AUTOMART/KIA
WADE FORD INC
WADE RAULERSON BUICK GMC
WALKER FORD CO., INC.
WALLACE MAZDA
WALLACE NISSAN
WALSH AUTO BODY, INC
WALSH HONDA

DEALER NAME
WALTERS AUTO SALES AND RENTALS
WARD AUTO SALES
WARREN TOYOTA
WAYLAND CARS 2 GO
WAYLAND MOTOR SALES
WAYNESVILLE AUTO MART
WE FINANCE AUTO SALES LLC
WE NO KARS LLC
WEINLE AUTO SALES
WESLEY CHAPEL TOYOTA
WEST CLAY MOTOR COMPANY LLC
WEST COAST CAR & TRUCK SALES
WEST MOBILE AUTOMOTIVE
WEST SIDE TOYOTA
WESTERN AVENUE NISSAN INC
WESTSIDE AUTO
WESTSIDE AUTO GROUP LLC
WESTVIEW MOTORS, INC.
WHEEL UNIK AUTOMOTIVE &
WHEELS & DEALS AUTO SALES
WHEELS & DEALS AUTO SALES OF
WHITE ALLEN HONDA
WHITTEN AUTO CENTER
WHOLESALE DIRECT
WHOLESALE, INC
WILLETT HONDA SOUTH
WILLIAMS AUTO SALES LEASE INC
WILLIAMSBURG CHRY JEEP
WILLS MOTOR SALES
WILMINGTON AUTO CENTER
WILMINGTON MOTORS INC
WINTER PARK AUTO MALL CORP
WMS MOTOR SALES, LTD
WOLFGANG MOTOR GROUP
WORLD AUTO
WORLD CAR CENTER & FINANCING
WORLD CLASS MOTORS
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WOW CAR COMPANY
WULLENWEBER MOTORS
WYRICK AUTO SALES
XL1 MOTORSPORTS, INC
XTRAUTO
XTREME SALES & LEASING LLC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YM EURO CARS INC
YOUR DEAL AUTOMOTIVE
Z IMPORTS SALES & SERVICE INC
ZAPPIA MOTORS
ZEIGLER CHRYSLER DODGE JEEP
WALTERS AUTO SALES AND RENTALS